SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only

☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))

☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
INTEL CORPORATION
(Name of the Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 19, 2011.

INTEL CORPORATION

INTEL CORPORATION
ATTN: INVESTOR RELATIONS
2200 MISSION COLLEGE BLVD
SANTA CLARA, CA 95054

Meeting Information

Meeting Type:	Annual Meeting
For Holders as of:	March 21, 2011
Date: May 19, 2011	Time: 8:30 a.m. PT

Location:	Intel Corporation Building SC-12 3600 Juliette Lane Santa Clara, CA 95054
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT       ANNUAL REPORT        FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow   →    XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   →   XXXX XXXX XXXX  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow →   XXXX XXXX XXXX  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

A. Proposals—The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 5:

1.	Election of Directors

Nominees:

1a. Charlene Barshefsky

1b.   Susan L. Decker

1c.   John J. Donahoe

1d.   Reed E. Hundt

1e.   Paul S. Otellini

1f.   James D. Plummer

1g.   David S. Pottruck

1h.   Jane E. Shaw

1i.   Frank D. Yeary

1j. David B. Yoffie	3. Amendment and extension of the 2006 Equity Incentive
      Plan

4.   Amendment and extension of the 2006 Stock Purchase
      Plan

5.   Advisory vote on executive compensation

The Board of Directors does not have a recommendation for voting on the following proposal:

6.   Advisory vote on the frequency of holding future advisory
      votes on executive compensation

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

2.	Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for the current year